UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): February 28, 2022

GXO LOGISTICS, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-40470	86-2098312
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

Two American Lane Greenwich, Connecticut	06831
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:  (203) 489-1287

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common stock, par value $0.01 per share	GXO	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01.	Entry into a Material Definitive Agreement.

On February 28, 2022, GXO Logistics Inc., a Delaware corporation (the “Company”), issued an announcement (the “Rule 2.7 Announcement”) pursuant to Rule 2.7 of the UK City Code on Takeovers and Mergers (the “Code”), disclosing that the Company and the board of directors of Clipper Logistics plc (“Clipper”) had reached an agreement on the terms of a recommended cash and share offer by the Company for the acquisition of the entire issued ordinary share capital (the “Acquisition”) of Clipper . In connection with the Acquisition, (i) the Company and Clipper entered into a Cooperation Agreement, dated February 28, 2022 (the “Cooperation Agreement”) and (ii) the Company, Barclays Bank PLC (“Barclays”), as administrative agent, and certain other parties named therein entered into a Bridge Term LoanCredit Agreement, dated February 28, 2022 (the “Bridge Credit Agreement”).

Rule 2.7 Announcement

On February 28, 2022, the Company issued the Rule 2.7 Announcement disclosing that the Company and Clipper had reached an agreement on the terms of the Acquisition. The Acquisition will be implemented by means of a Court-sanctioned scheme of arrangement (the “Scheme”) under Part 26 of the UK Companies Act of 2006 (the “UK Companies Act”). Under the terms of the Acquisition, Clipper shareholders will be entitled to receive 690 pence in cash and 0.0359 of a share of Company common stock, par value of $0.01 per share (the “Company Shares”). The Acquisition will also provide for a mix and match facility, which will allow Clipper shareholders to elect to vary the proportions in which they receive Company Shares and cash as consideration; provided however, that such mix and match facility will not change the total number of Company Shares to be issued or the maximum amount of cash that will be paid under the terms of the Acquisition. The Scheme will lapse if the Acquisition is not completed before 11:59 p.m. U.K. time on November 28, 2022 or such later time and/or date as the Company and Clipper may agree in writing (with the consent of the U.K. Panel on Takeovers and Mergers (the “Panel”) or as the High Court of Justice of England and Wales (the “Court”) may approve (if such consent or approval is required)) (such date, the “Long-Stop Date”).

The Acquisition is conditioned upon, among other things, (i) the Scheme becoming unconditional and effective, subject to the provisions of the Code, by no later than the Long-Stop Date, (ii) the approval of the Scheme by the Clipper shareholders at the Court Meeting and the Clipper General Meeting (as such terms are defined in the Rule 2.7 Announcement), and (iii) the sanction of the Scheme by the Court. The conditions to the Acquisition are set out in full in the Rule 2.7 Announcement. It is expected that, subject to the satisfaction or waiver of all relevant conditions, the Acquisition will be completed in the summer of 2022.

The Company has reserved the right, subject to the prior consent of the Panel (and to the terms of the Cooperation Agreement and the Rule 2.7 Announcement), to elect to implement the Acquisition by way of a takeover offer (as such term is defined in the UK Companies Act).

A copy of the Rule 2.7 Announcement is included herein as Exhibit 2.01 and is incorporated herein by reference. The foregoing description of the Rule 2.7 Announcement is qualified in its entirety by reference to the full text thereof.

Cooperation Agreement

On February 28, 2022, the Company and Clipper entered into the Cooperation Agreement in connection with the Acquisition. Pursuant to the Cooperation Agreement, the Company and Clipper agreed to use reasonable endeavors for the purposes of obtaining any regulatory authorizations which are required to implement the Acquisition, to cooperate with each other in preparing required documents and other matters and have given certain undertakings to implement the Acquisition.

The Company has the right to terminate the Cooperation Agreement in certain circumstances, including if the Clipper board of directors publicly withdraws, adversely qualifies, adversely modifies or fails to re-affirm or re-issue (where reasonably requested by the Company to do so) its unanimous and unconditional recommendation that Clipper shareholders vote in favor of the Scheme or a competing transaction is either recommended by the Clipper board of directors or completes, becomes effective or is declared or becomes unconditional in all respects.

A copy of the Cooperation Agreement is included herein as Exhibit 2.02 and is incorporated herein by reference. The foregoing description of the Cooperation Agreement is qualified in its entirety by reference to the full text thereof.

Irrevocable Undertakings

The Scheme is subject to the approval of Clipper’s shareholders in accordance with the UK Companies Act. The Company has received irrevocable undertakings from certain shareholders of Clipper (the “Supporting Shareholders”) to support the Acquisition. Pursuant to such undertakings, the Supporting Shareholders have agreed to vote in favor of the Scheme at the Court Meeting and the resolutions to be proposed at the Clipper General Meeting or, if the Acquisition is implemented by way of a takeover offer, the Supporting Shareholders have agreed that they will accept such takeover offer by the Company. The Company has also received irrevocable undertakings from David Hodkin, Steve Parkin, George Turner, Gurnaik Chima, Sean Fahey and Tony Mannix to elect to receive 50% of their consideration in the form of Company Shares.

As of February 28, 2022, the Supporting Shareholders beneficially owned approximately 23,893,180 shares, representing, in aggregate, 23.3% of the existing issued ordinary share capital of Clipper.

The undertakings will continue to be binding in the event that a competing offer is made for Clipper. They will cease to be binding in certain circumstances, including if: (i) the Company announces that it does not intend to make or proceed with the Acquisition, (ii) the Scheme lapses or is withdrawn; or (iii) a competing offer for the entire issued and to be issued share capital of Clipper becomes or is declared unconditional or, if preceding by way of scheme of arrangement, becomes effective, and will remain binding in the event that a higher competing offer for Clipper is made.

A copy of the form of undertaking by the Supporting Shareholders is included herein as Exhibit 10.02 and is incorporated herein by reference. The foregoing description of the undertakings by the Supporting Shareholders is qualified in its entirety by reference to the full text thereof.

Bridge Credit Agreement

The Bridge Credit Agreement provides for a £800 million unsecured term facility that may be borrowed by the Company in multiple draws beginning on the date that the Acquisition is consummated and thereafter during the commitment period of the Bridge Credit Agreement, subject to the satisfaction of certain customary conditions. The Bridge Credit Agreement provides that, subject to certain exceptions, net cash proceeds received by the Company from asset sales and debt and equity issuances shall result in mandatory prepayments or commitment reductions under the Bridge Credit Agreement. The proceeds of borrowings under the Bridge Credit Agreement may be used to finance, among other things, the Acquisition, the Company’s incurrence, redemption, replacement or refinancing of indebtedness in connection with the Acquisition and to pay related fees and expenses.

Loans under the Bridge Credit Agreement will be available in Pounds Sterling. Loans under the Bridge Credit Agreement will bear interest at a fluctuating rate per annum equal to the Daily Simple SONIA Rate (as defined in the Bridge Credit Agreement), plus an applicable margin calculated based on the Company’s credit ratings.

The Bridge Credit Agreement contains representations and warranties, affirmative and negative covenants and events of default customary for unsecured financings of this type, including negative covenants that, among other things limit the ability of the Company and its subsidiaries to incur liens, limit the ability of the Company to make certain fundamental changes and limit the ability of certain of its subsidiaries to incur indebtedness, in each case subject to a number of important exceptions and qualifications. In addition, the Bridge Credit Agreement requires the Company, beginning with the last day of the first full fiscal quarter following the initial funding of loans under the Bridge Credit Agreement, to maintain a consolidated leverage ratio less than or equal to a specified maximum consolidated leverage ratio.

A copy of the Bridge Credit Agreement is included herein as Exhibit 10.02 and is incorporated herein by reference. The foregoing description of the Bridge Credit Agreement is qualified in its entirety by reference to the full text thereof.

Item 2.03.	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The description of the Bridge Credit Agreement set forth in Item 1.01 above are incorporated into this Item 2.03 by reference.

Item 3.02.	Unregistered Sales of Equity Securities.

The information under Item 1.01 of this Current Report on Form 8-K with respect to the portion of consideration payable in Company Shares pursuant to the Acquisition is incorporated herein by reference. The Company Shares to be issued as consideration for the Acquisition will be issued to Clipper shareholders in reliance on the exemption from registration provided by Section 3(a)(10) of the Securities Act of 1933, as amended (the “Securities Act”).

Item 8.01.	Other Events.

Notice to Shareholders Regarding UK Disclosure Requirements

The Company directs the attention of its shareholders to certain disclosure requirements applicable to the Acquisition.

The relevant disclosure requirements are set out in Rule 8 of the Code, which is published and administered by the Panel. In particular, Rule 8.3 of the Code requires that any person who is interested (directly and indirectly) in 1% or more of any class of relevant securities of any party to the offer period must make (a) an “Opening Position Disclosure” and (b) a “Dealing Disclosure” if they deal in any relevant security of any party to the offer during the offer period. The Company’s ordinary shares are relevant securities for the purposes of this offer period.

Further information about the Panel's disclosure regime is available at: http://www.thetakeoverpanel.org.uk/disclosure. If a Company shareholder has any questions on these disclosure requirements, the Panel’s Market Surveillance Unit can be contacted on +44 (0)20 7638 0129.

Forward-Looking Statements

This Current Report on Form 8-K (including information incorporated by reference in this Announcement), oral statements made regarding the Acquisition and other information published by the Company and Clipper include statements which are, or may be deemed to be, “forward-looking statements” within the meaning of Section 27A of the Securities Act and Section 21E of the US Exchange Act. All statements other than statements of historical fact are, or may be deemed to be, forward-looking statements, including statements with respect to the financial condition, strategies, results of operations and businesses of the Company and Clipper and their respective groups and certain plans and objectives with respect to the Enlarged Group, including, without limitation the Company’s and Clipper’s 2022 financial targets for organic revenue growth,  adjusted EBITDA, depreciation and amortization expense and net capital expenditures and the expected run rate cost synergies for the Enlarged Group. In some cases, forward-looking statements can be identified by the use of forward-looking terms such as “anticipate,” “estimate,” “believe,” “continue,” “could,” “would,” “should,” “intend,” “may,” “plan,” “potential,” “predict,” “should,” “will,” “expect,” “objective,” “projection,” “forecast,” “goal,” “guidance,” “outlook,” “effort,” “target,” “trajectory” or the negative of these terms or other comparable terms. However, the absence of these words does not mean that the statements are not forward-looking. These forward-looking statements are based on certain assumptions and analyses made by the Company in light of its experience and its perception of historical trends, current conditions and expected future developments, as well as other factors the Company believes are appropriate in the circumstances.

These forward-looking statements are subject to known and unknown risks, uncertainties and assumptions that may cause actual results, levels of activity, performance or achievements to be materially different from any future results, levels of activity, performance or achievements expressed or implied by such forward-looking statements.

Factors that might cause or contribute to a material difference include, but are not limited to, the risks discussed in the Company’s filings with the SEC and the following: the severity, magnitude, duration and aftereffects of the COVID-19 pandemic and government responses to the COVID-19 pandemic; economic conditions generally; supply chain challenges, including labor shortages; competition and pricing pressures; the Company and/or Clipper's ability to align the Company and/or Clipper’s investments in capital assets, including equipment, service centers and warehouses, to their respective customers’ demands; the Company and/or Clipper’s ability to successfully integrate and realize anticipated synergies, cost savings and profit improvement opportunities with respect to acquired companies; acquisitions may be unsuccessful or result in other risks or developments that adversely affect the Company and/or Clipper’s financial condition and results; the Company and/or Clipper’s ability to develop and implement suitable information technology systems and prevent failures in or breaches of such systems; the Company and/or Clipper’s ability to raise debt and equity capital; litigation; labor matters, including the Company and/or Clipper’s ability to manage its subcontractors, and risks associated with labor disputes at the Company and/or Clipper’s customers and efforts by labor organizations to organize its employees; risks associated with defined benefit plans for the Company and/or Clipper’s current and former employees; fluctuations in currency exchange rates; fluctuations in fixed and floating interest rates; issues related to the Company and/or Clipper’s intellectual property rights; governmental regulation, including trade compliance laws, as well as changes in international trade policies and tax regimes; natural disasters, terrorist attacks or similar incidents; a material disruption of the Company and/or Clipper’s operations; the inability to achieve the level of revenue growth, cash generation, cost savings, improvement in profitability and margins, fiscal discipline, or strengthening of competitiveness and operations anticipated or targeted; the impact of potential cyber-attacks and information technology or data security breaches; the inability to implement technology initiatives successfully; the expected benefits of the Acquisition, and uncertainties regarding the Acquisition, including the risk that the Acquisition will not produce the desired benefits; a determination by a tax authority that the distribution or certain related Acquisition on transactions should be treated as taxable transactions; expected financing transactions undertaken in connection with the separation and risks associated with additional indebtedness; the risk that dis-synergy costs, costs of restructuring transactions and other costs incurred in connection with the separation will exceed estimates; and the impact of the separation on the Company’s businesses, operations, relationships with customers, suppliers, employees and other business counterparties, and the risk that the separation may be more difficult, time-consuming or costly than expected, which could result in additional demands on the Company’s resources, systems, procedures and controls, disruption of ongoing business, and diversion of management’s attention from other business concerns. All forward-looking statements set forth in this Announcement are qualified by these cautionary statements and there can be no assurance that the actual results or developments anticipated by the Company will be realized or, even if substantially realized, that they will have the expected consequences to or effects on us or its business or operations. Forward-looking statements set forth in this Announcement speak only as of the date hereof, and the Company does not undertake any obligation to update forward-looking statements to reflect subsequent events or circumstances, changes in expectations or the occurrence of unanticipated events, except to the extent required by law.

No Offer or Solicitation

The information contained in this Current Report on Form 8-K is for information purposes only and not intended to and does not constitute, or form any part of, an offer to sell or the solicitation of an offer to subscribe for an invitation to subscribe for any securities or the solicitation of any vote or approval in any jurisdiction pursuant to the Acquisition or otherwise, nor shall there be any sale, issuance, subscription or transfer of securities in any jurisdiction in contravention of applicable law or regulation. In particular, this Current Report on Form 8-K is not an offer of securities for sale in the United States. No offer of securities shall be made in the United States absent registration under the Securities Act, or pursuant to an exemption from, or in a transaction not subject to, such registration requirements. Any securities issued as part of the Acquisition are anticipated to be issued in reliance upon available exemptions from such registration requirements pursuant to Section 3(a)(10) of the Securities Act. The Acquisition will be made solely by means of the Scheme Document to be published by Clipper in due course, or (if applicable) pursuant to an offer document to be published by the Company, which (as applicable) would contain the full terms and conditions of the Acquisition. Any decision in respect of, or other response to, the Acquisition, should be made only on the basis of the information contained in such document(s). If the Company ultimately seeks to implement the Acquisition by way of a takeover offer, that offer will be made in compliance with applicable US laws and regulations.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Exhibit Title or Description
2.1	Rule 2.7 Announcement
2.2	Cooperation Agreement
10.01	Form of Deed of Irrevocable Undertaking
10.02	Bridge Credit Agreement
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: March 1, 2022	GXO Logistics, Inc.

	By:	/s/ Baris Oran
Baris Oran
Chief Financial Officer